Exhibit 99.2

 2Q 2019 Earnings Conference CallAugust 1, 2019  NYSE: CW

 Safe Harbor Statement  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release that is posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

2019 Second Quarter Performance and Full-Year Business Outlook

Second Quarter 2019 Highlights

- **Net Sales up 3% overall (3% organic)**
  - Strong growth in defense markets, up 11%, including contribution from TCG; 10% organic growth
- **Adjusted Operating Margin of 16.8% driven by improved profitability in C/I and Power segments**
  - Including benefits of ongoing margin improvement initiatives and $4M gain on sale of building
  - Partially offset by $4M overall increase in R&D investments and $1M in tariffs
- **Adjusted Diluted EPS of $1.90, up 6%**
  - Including benefits of lower interest expense and continued share repurchase
- **Adjusted Free Cash Flow of $80 million**

FY 2019 Guidance Highlights

- **Maintaining 2019 guidance reflecting higher YOY Sales, Operating Income, Operating Margin and EPS**
  - Expect sales growth of 4-6%, led by strong growth in aerospace defense and naval defense markets
  - Solid growth in operating income and continued margin expansion of 40-50 bps driving Adjusted diluted EPS growth of 10-12%
- **Maintaining Adjusted FCF guidance range of $330 to $340M; Adj. FCF conversion ~110%**

Notes:
- Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted.
- Adjusted operating income, operating margin and diluted EPS for second quarter results and full-year 2019 guidance exclude first year purchase accounting costs associated with current and prior year acquisitions of TCG in 2019 (Defense segment) and DRG in 2018 (Power segment), respectively, specifically one-time inventory step-up, backlog amortization and transaction costs. Adjusted guidance also excludes one-time transition and IT security costs associated with the relocation of the DRG business in the Power segment.
- Free Cash Flow (FCF) is defined as cash flow from operations less capital expenditures. FCF conversion is defined as FCF divided by net earnings from continuing operations. Adjusted FCF guidance excludes a $20 million capital investment in the Power segment related to construction of a new, state-of-the-art naval facility. Adjusted FCF Conversion is calculated as Adjusted FCF divided by net earnings from continuing operations.

3 | August 1, 2019 | © 2019 Curtiss-Wright

CURTISS-WRIGHT

Second Quarter 2019 End Market Sales Growth

	2Q'19 Change	% of Total Sales
Aero Defense	5%	16%
Ground Defense	27%	4%
Naval Defense	13%	23%
Total Defense	**11%**	**44%**
Commercial Aero	3%	17%
Power Generation	(9%)	15%
General Industrial	(2%)	25%
Total Commercial	**(3%)**	**56%**
Total Curtiss-Wright	**3%**	**100%**

Key Drivers

Defense Markets: Up 11% overall, 10% organic

- **Aerospace Defense**: Higher F-35 sales and benefit of TCG, partially offset by lower defense electronics revenues on various programs
- **Ground Defense**: Higher revenues on Abrams tank platform
- **Naval Defense**: Higher VA class submarine, CVN-80 aircraft carrier, service centers and spares revenues

Commercial Markets: Down 3% overall, down 1% organic

- **Commercial Aerospace**: Higher sales of sensors on OEM platforms
- **Power Generation**: Lower CAP1000 program (timing), domestic aftermarket and surface treatment revenues
- **General Industrial**: Solid demand for industrial valves more than offset by lower sales of industrial controls and surface treatment services

Notes:
Percentages in chart relate to Second Quarter 2019 sales compared with the prior year. Amounts may not add due to rounding.
Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted.

4 | August 1, 2019 | © 2019 Curtiss-Wright

CURTISS-WRIGHT

Second Quarter 2019 Adjusted Operating Income / Margin Drivers

($ in millions)	2Q'19 Adjusted[(1)]	2Q'18 Adjusted[(1)]	Change vs. 2018 Adjusted[(1)]	Key Drivers
Commercial / Industrial	$56.2	$51.7	9%	▪ Includes gain on sale of building ▪ Benefit of Op margin improvement initiatives ▪ Partially offset by higher R&D and tariffs
Margin	17.7%	16.6%	110 bps	
Defense	30.5	38.6	(21%)	▪ Unfavorable mix (lower margin systems sales) ▪ Higher R&D ▪ Favorable non-recurring contract adjustments that benefited 2Q'18
Margin	21.0%	26.4%	(540 bps)	
Power	31.2	26.2	19%	▪ Higher revenues and favorable absorption in naval defense
Margin	17.8%	16.2%	160 bps	
Total Segments Adjusted Operating Income	**$118.0**	**$116.5**	**1%**	
Corp & Other	(10.3)	(7.5)	(37%)	▪ Higher FX and other corporate costs
Total CW Adjusted Op Income	**$107.7**	**$109.1**	**(1%)**	
Margin	**16.8%**	**17.6%**	**(80 bps)**	

Note: Amounts may not add down due to rounding.

1) Adjusted operating income and operating margin exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs for current and prior year acquisitions of TCG in 2019 (Defense segment) and DRG in 2018 (Power segment), respectively, and one-time transition and IT security costs of $6 million associated with the relocation of our DRG business in the Power segment.

5 | August 1, 2019 | © 2019 Curtiss-Wright

CURTISS-WRIGHT

 2019E End Market Sales Growth (Guidance as of July 31, 2019)  Synchronized Growth Continues in 2019    2019E(Prior)  2019E(Current)  2019E % of Total Sales  Aero Defense   8 - 10%   9 - 11%  16%  Ground Defense  5 - 7%  1 - 2%   4%  Naval Defense   8 - 10%  No change  21%  Total Defense   8 - 10%  No change  41%  Commercial Aero  4 - 6%  No change  17%  Power Generation  1 - 3%  No change  17%  General Industrial   1 - 3%  No change  25%  Total Commercial  1 - 3%  No change  59%  Total Curtiss-Wright  4 - 6%  No change  100%  Note: Amounts may not add down due to rounding.   Updated

 ($ in millions)  2019E Adjusted (1)  2019E Change vs 2018 Adjusted (1)  Commercial / Industrial  $1,255 - 1,275   4 - 5%  Defense  $575 - 585   4 - 5%  Power  $680 - 690   5 - 7%  Total Sales  $2,510 - 2,550   4 - 6%  Commercial / IndustrialMargin  $195 - 200 15.6% - 15.7%   7 - 10% +50 - 60 bps  DefenseMargin  $130 - 133 22.6% - 22.7%   1 - 3% (50 - 60 bps)  PowerMargin  $115 - 117 16.9% - 17.0%   7 - 9% 30 - 40 bps  Corporate and Other   ($34 - 36)   (0 - 5%)  Total Op. IncomeCW Margin   $406 - 415 16.2% - 16.3%   6 - 9% +40 - 50 bps  Diluted EPS   $7.00 - 7.15   10 - 12%    2019E Financial Outlook (Guidance as of July 31, 2019)  Note: Amounts may not add down due to rounding. 2019 Adjusted guidance excludes first year purchase accounting costs of $2 million associated with the TCG acquisition in the Defense segment, specifically one-time backlog amortization and transaction costs, and one-time transition and IT security costs of $6 million associated with the relocation of our DRG business in the Power segment.      Re-Affirm Full-Year

2019E Financial Outlook (Guidance as of July 31, 2019)

Re-Affirm Full-Year

($ in millions)	2019E Reported	Adjustments [(2)]	2019E Adjusted [(2)]
Free Cash Flow[(1)]	**$310 - 320**	**$20**	**$330 - 340**
Free Cash Flow Conversion[(1)]	~105%		~110%
Capital Expenditures	$75 - 85		$75 - 85
Depreciation & Amortization	$100 - 110		$100 - 110

Notes:

1) Free Cash Flow is defined as cash flow from operations less capital expenditures. Free Cash Flow Conversion is calculated as free cash flow divided by net earnings from continuing operations. Adjusted Free Cash Flow Conversion is calculated as adjusted free cash flow divided by net earnings from continuing operations.
2) 2019 Adjusted Free Cash Flow guidance excludes a $20 million capital investment in the Power segment related to construction of a new, state-of-the-art naval facility for the DRG business.

8 | August 1, 2019 | © 2019 Curtiss-Wright

CURTISS-WRIGHT

 Assessing Impact of Various External Factors  Topic  Impact to CW  Level of concern   Boeing LTAExtension  Recently signed agreement for actuation equipment  None  Tariffs (AP1000)  Pertaining to 2015 CAP1000 order, tariffs not an issue; licensing granted to ship all RCPs to China  None  Tariffs (China)  Guided for ($4M) impact to C/I segment operating income in 2019 (valves, vehicles)Increase prices where possibleUtilize alternate sourcing, where appropriate  Low  AP1000 Sanmen 2  TBD when Root Cause Analysis is completeCW maintains multi-year warranty on RCPsLiability limited to cost to repair or replace a part  TBD

Remain on Track to Deliver Strong 2019 Results

- Higher sales in all end markets driving overall growth of 4 - 6%
- Continued operating margin expansion, up 40 - 50 bps
  - Adjusted operating margin of 16.2% - 16.3%
  - Driven by improved sales outlook and benefit of ongoing margin improvement initiatives
  - Despite increased R&D investments ($10M) and tariffs ($4M)
- Solid growth in adjusted diluted EPS, up 10 - 12%
- Adjusted free cash flow remains solid; FCF conversion ~110%
  - Driven by higher earnings and efficient working capital management

Notes:

- Adjusted operating margin and diluted EPS guidance excludes first year purchase accounting costs associated with the TCG acquisition in the Defense segment, specifically one-time backlog amortization and transaction costs, and one-time transition and IT security costs associated with the relocation of our DRG business in the Power segment.
- Adjusted Free Cash Flow is defined as cash flow from operations less capital expenditures, and excludes a $20 million capital investment in the Power segment related to construction of a new, state-of-the-art naval facility for the DRG business.

10 | August 1, 2019 | © 2019 Curtiss-Wright

CURTISS-WRIGHT

 Appendix  Non-GAAP Financial Results The company reports its financial performance in accordance with accounting principles generally accepted in the United States of America ("GAAP"). This press release refers to "Adjusted" amounts, which are Non-GAAP financial measures described below. We utilize a number of different financial measures in analyzing and assessing the overall performance of our business, and in making operating decisions, forecasting and planning for future periods. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operation of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance.  The Company has elected to change the presentation of its financials and guidance to include an Adjusted (non-GAAP) view that excludes first year purchase accounting costs associated with its acquisitions, as well as one-time transition and IT security costs specifically associated with the relocation of the DRG business in the Power segment. Transition costs include relocation of employees and equipment as well as overlapping facility and labor costs associated with the relocation. We believe this Adjusted view will provide improved transparency to the investment community in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers.   Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished with this presentation. All per share amounts are reported on a diluted basis. The following definitions are provided: Adjusted Operating Income, Operating Margin, Net Income and Diluted EPSThese Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Income and Diluted EPS under GAAP excluding the impact of first year purchase accounting costs associated with acquisitions for current and prior year periods, specifically one-time inventory step-up, backlog amortization and transaction costs, as well as one-time transition and IT security costs associated with the relocation of a business in the current year period.

FY2019E End Market Sales Waterfall (Guidance as of July 31, 2019)

($ Millions)

Total CW End Markets
$2,510 - 2,550 UP 4 - 6%

Guidance:
Defense Markets up 8-10%
Comm'l Markets up 1-3%

- **Defense Markets** 41%
  - Naval 21%
  - Aerospace 16%
  - Ground 4%
- **Commercial Markets** 59%
  - Commercial Aerospace 17%
    - Aircraft Equipment 69%
    - Surface Tech Services 31%
  - Power Generation 17%
    - Aftermarket Nuclear 59%
    - New Build / AP1000 29%
    - Non-Nuclear 12%
  - General Industrial 25%
    - Industrial Vehicles 33%
    - Industrial Controls 24%
    - Industrial Pumps & Valves 24%
    - Surface Tech Services 19%

Non-Nuclear:
Surface Technologies services (peening, coatings); Fossil power gen equipment

Note: Percentages in chart relate to Full-Year 2019E sales.

Industrial Vehicles:
"Own the Cab" strategy
49% On-highway,
51% Off-Highway

Industrial Controls:
Medical Mobility, Industrial Automation equipment, Sensors and Controls

Industrial Pumps & Valves:
65% O&G, 35% Chem/Petro;
75% MRO, 25% projects

12 | August 1, 2019 | © 2019 Curtiss-Wright

CURTISS-WRIGHT

Non-GAAP Reconciliation – Organic Results  Organic Revenue and Organic Operating Income               The Corporation discloses organic revenue and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance.  Organic revenue and organic operating income are defined as revenue and operating income excluding the impact of foreign currency fluctuations and contributions from acquisitions made during the last twelve months.  Note: Amounts may not add due to rounding

 Non-GAAP Reconciliations – 2Q 2019 Results  (In millions, except EPS)   2Q-2019  2Q-2018   Change  Sales  $ 639.0  $ 620.3  3%  Reported operating income (GAAP)  $ 105.7  $ 102.1  4%  Adjustments (1)   2.0   7.0  -  Adjusted operating income (Non-GAAP)  $ 107.7  $ 109.1   (1%)  Adjusted operating margin (Non-GAAP)  16.8%  17.6%  (80 bps)  Reported net earnings (GAAP)  $ 80.1  $ 74.8   7%  Adjustments (1)  2.0  7.0  -  Tax impact on Adjustments (1)   (0.5)   (1.6)  -  Adjusted net earnings (Non-GAAP)  $ 81.6  $ 80.2  2%  Reported diluted EPS (GAAP)  $ 1.86  $ 1.68   11%  Adjustments (1)  $0.05  $0.16  -  Tax impact on Adjustments (1)  ($0.01)  ($0.04)  -  Adjusted diluted EPS (Non-GAAP)  $ 1.90  $ 1.80  6%  Adjusted operating income, operating margin, net income and diluted EPS results exclude first year purchase accounting costs associated with current and prior year acquisitions, and one-time transition and IT security costs of $6 million associated with the relocation of our DRG business in the Power segment.

 Non-GAAP Reconciliation – 2019 vs. 2018 Adjusted